                    LM INSTITUTIONAL FUND ADVISORS II, INC.
                        LM Value Institutional Portfolio
                      Brandywine Small Cap Value Portfolio

                          Report for the Period Ended
                                 March 31, 1999

PRESIDENT'S LETTER

LM Institutional Fund Advisors II, Inc.


April 30, 1999

Dear Shareholder:

We are pleased to provide you with the financial statements for the LM Institutional Fund Advisors II, Inc. Portfolios for the periods ended March 31, 1999. Attached are narratives from the portfolio managers of the LM Value Institutional Portfolio and Brandywine Small Cap Value Portfolio detailing key developments as they pertain to your investment.

During 1998 and into 1999, the focus on the Year 2000 issue has increased significantly. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Portfolios' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Portfolios are committed to taking those steps necessary to protect Portfolio investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Portfolios are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Portfolios could be adversely affected by computer related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Portfolios' operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

If you have any questions, please do not hesitate to contact us at 1-888-425-6432. We look forward to hearing from you.

Sincerely,

Joseph L. Orlando
President
LM Institutional Advisors, Inc.

PORTFOLIO MANAGERS' COMMENTS

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

REVIEW OF MARKET CONDITIONS

Large capitalization stocks performed exceptionally well in the six months ending March 31, 1999, returning 27.3% as measured by the S&P 500. Broader measures of stock performance significantly lagged the S&P 500. The Value Line index, which includes both large and small companies, rose just 6.8% during that period. The Russell 2000 Index, which covers mostly smaller companies, rose 10.1% for the six months. Such broad divergences in the returns of large and small companies are quite unusual and we would be surprised to see them persist. We believe they were due to the global financial crisis which erupted last summer and which culminated in the panic lows of October 8, l998. Investors sought the relative safety of large, well-established companies during this period of uncertainty. With the ebbing of the crisis and the beginning of economic recovery in many of the hardest hit emerging economies, we think investors will once again begin to invest on the basis of hope instead of fear. This bodes well for the returns of small and mid-size companies where valuations remain quite attractive.

STRATEGIES AFFECTING RESULTS: GENERAL

The Value Institutional Portfolio follows a value investing style. Value investors attempt to evaluate the intrinsic worth of a company and purchase securities in that company at prices representing a substantial discount to estimated value. Estimates of business value are subject to substantial uncertainty arising from, but not limited to, the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and so forth. We attempt to minimize the potentially unfavorable consequences of errors in the estimation of business value by building in a margin of safety between our estimates and the price we are willing to pay for a security.

A variety of quantitative methods and qualitative assessments are used to estimate business value. These include, but again are not limited to, traditional valuation measures such as price earnings ratios, price to book value and price to cash flow ratios, both prospective and historic. Comparative valuation work is extensive, and includes historic, prospective, and scenario-based methods, as well as volatility analyses. Theoretical valuation frameworks are also employed. Discounted cash flow and free cash flow analyses are extensively employed, as are private market and liquidation value analyses.

Qualitative assessment of business prospects involves studying companies' products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks, and more. We pay particularly close attention to corporate capital allocation policies and the returns resulting therefrom. We believe a management's commitment to shareholder value is often best demonstrated by how they allocate capital.

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

The Portfolio's management also devotes considerable time to the study of important academic work in financial theory and in experimental economics. We have found recent work in behavioral finance and complex adaptive systems to be particularly important in assessing and understanding markets, investor behavior, and competitive strategy.

STRATEGIES AFFECTING RESULTS: VALUE INSTITUTIONAL PORTFOLIO

The Value Institutional Portfolio follows a consistent investment strategy characterized by careful attention to value, a focused portfolio and low turnover.

In the six month period ending March 31, 1999, the Value Institutional Portfolio rose 61.40% on a cumulative basis, significantly outpacing the S&P 500 which rose 27.34%. The Portfolio's results were helped by the fact that the inception date occurred during a period when the market was weak, and we were able to acquire securities at very favorable prices. The Portfolio also benefited from a number of its technology and financial holdings. America Online led the way, rising over 400% in the period. Our holdings in financial services stocks contributed positively to our results relative to the market and to comparable funds. Most of their contribution came in the past three months.

The returns of the S&P 500 sharply outpaced those of other market indices during the past six months. Our concentration in mostly large capitalization companies helped our relative results.

Our results were also enhanced by mostly avoiding shares whose prices suffered heavy losses. We believe our focus on having a margin of safety in the purchase price contributed to the relative lack of poor performers in the Portfolio. A more complete list of stocks affecting our results is included elsewhere in this report.

MARKET OUTLOOK: NEAR TERM

As usual, we are agnostic about the market's near-term direction. A variety of valuation tools suggest that the S&P 500 and the DJIA approximate fair value, a view with which we concur. However, the extreme divergence of equity returns over the last twelve months, and a global economy that appears to be strengthening, suggests that the market's returns should broaden, leading to more balanced returns among the small, mid, and large capitalization segments of the market.

Share prices have begun the calendar year with another strong advance, fueled by continued low inflation, stable monetary policy, a growing budget surplus, and high corporate profitability.

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

Mergers and acquisition activity remains extremely robust and is expected to remain so. The Financial Accounting Standards Board (FASB) has reached a tentative conclusion to eliminate pooling of interests accounting for mergers, thereby substituting one form of financial obfuscation for another. We think that change will spur many companies to accelerate acquisition activities before the deadline for poolings expires, expected to be January 1, 2001.

As our new fiscal year gets underway, the market is experiencing a sharp change in leadership, with cyclical companies coming to life. The rebound in what are misleadingly referred to as value stocks (i.e., cyclicals) has been sufficiently strong that Caterpillar, Deere and Alcoa have collectively outperformed Dell, Intel and Cisco for the calendar year to date. We do not expect that such simple-minded security classifications as "growth" or "value" are likely to provide much guidance in stock selection or insight into the sources of market leadership. We do believe, as noted, that the narrow leadership of the last few years will give way to a more normal (Gaussian) distribution of returns.

MARKET OUTLOOK: LONG TERM

"When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line . . . and that its direction changes constantly."
                                                                Wittgenstein

One year ago, in a letter to Legg Mason Value Trust shareholders, we reflected that the 50% returns in the previous twelve months were surprising, and were driven by interest rates dropping from 7% to 6% while profits continued to advance. We said then, and still believe, that the era of extraordinary returns is over and that investors should expect equity market returns to fluctuate around the 9% to 10% area. Returns substantially above that would be driven by falling rates and rising profits, and returns substantially below by rising rates and falling profits. Over the past 12 months rates fell about 10% and profits rose, and the S&P 500 was up 18%, despite falling over 20%, peak to trough, in the July to early October period.

The U.S. economy looks solid, and global growth is expected to pick up over the next twelve months. Inflation is low, and although commodity prices have stopped declining, capacity is ample in all commodities and sustained price advances appear unlikely. The growing effect of the Internet is a powerful disinflationary force. As a consequence, we expect interest rates to remain in the 6% area or lower, and profits should work moderately higher. Valuations, although high, are well underpinned by fundamentals.

The future is inherently unknowable, but it is bet-able. Our bet is that the next year will provide solid returns to equity investors.

Bill Miller, CFA                       Mary Chris Gay
President                              Vice President
Legg Mason Fund Adviser, Inc.          Legg Mason Fund Adviser, Inc.

April 26, 1999

PERFORMANCE INFORMATION

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

The following graph compares the Portfolio's total return against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the period indicated. The line for the Portfolio represents the total return after deducting all Portfolio investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the Index does not include any transaction costs associated with buying and selling securities in the Index or other administrative expenses but reflects the reinvestment of dividends and capital gains distributions.

(CHART APPEARS HERE)

                LM Value
              Institutional      S&P 500
               Portfolio*        Index/1/
Sept 98         1,000,000        1,000,000
Oct             1,122,000
Nov             1,195,999
Dec 98          1,339,700        1,213,000
Jan             1,466,900
Feb             1,434,800
Mar 99          1,588,100        1,273,529

 * Past performance is not an indicator of future results. Investment returns and principal value will fluctuate, and shares may be worth more or less at redemption than at original purchase. Performance figures include reinvestment of dividends and capital gains distributions. No adjustment has been made for any income taxes payable by shareholders. The Portfolio currently operates under an expense limitation. Without this limitation, total return would be lower.

    Mutual fund shares are not insured by the FDIC and are not deposits, obligations of or guaranteed by any bank. The Portfolio is subject to investment risks, including possible loss of principal amount invested.

/1/ The S&P 500 Index is an unmanaged index of 500 common stocks and is considered to be a broad indicator of general market performance.


STRONG PERFORMERS FOR THE SIX MONTHS ENDED
MARCH 31, 1999*
------------------------------------------
 1. America Online, Inc.           +423.2%
 2. The Chase Manhattan
 Corporation                        +88.0%
 3. MCI WorldCom, Inc.              +81.2%
 4. Citigroup Inc.                  +71.8%
 5. BankBoston Corporation          +31.3%
 6. Foundation Health Systems,
 Inc.                               +30.0%
 7. MBNA Corporation                +25.1%
 8. Dell Computer Corporation       +24.3%
 9. Berkshire Hathaway Inc. -
  Class A                           +23.1%
10. Washington Mutual, Inc.         +21.1%

WEAK PERFORMERS FOR THE SIX MONTHS ENDED
MARCH 31, 1999*
-----------------------------------------
1. Philip Morris Companies, Inc.   -23.6%
2. Starwood Hotels & Resorts
 Worldwide, Inc.                    -6.4%
3. Compaq Computer Corporation      +0.2%
4. Conseco, Inc.                    +1.0%
5. Fleet Financial Group, Inc.      +2.5%
6. Fannie Mae                       +7.8%
7. Storage Technology Corporation   +9.6%
8. Toys "R" Us, Inc.               +16.2%
9. BankAmerica Corporation         +17.5%

*Securities held the entire six months

PORTFOLIO MANAGERS' COMMENTS

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

During the quarter, the Brandywine Small Cap Value Portfolio returned -8.7% relative to a -9.7% return for the Russell 2000 Value, a -5.4% return for the Russell 2000, and a +5.0% return for the S&P 500. The first quarter continued the trend begun in late 1998 where a narrowly focused group of stocks rose dramatically and drove the large cap stock indices to record levels. While the Dow crossed the 10,000 mark, only 33% of U.S. stocks were up in the quarter. Aggressive investor demand for Internet-oriented stocks and a select list of large cap growth stocks generated attractive returns for large cap and growth indices. Meanwhile the rest of the U.S. equity market languished. Over the last seven months, small cap value stocks have underperformed by a wide margin relative to both large cap stocks and small cap growth stocks. In this period, the Russell 2000 Value Index gained 4.1% while the Russell 2000 Growth benchmark was up 33.9% and the S&P 500 rose 35.5%.

The Portfolio retained a significant weighting in economically sensitive sectors, including homebuilding, metals, chemicals and transportation. Many stocks in these sectors were off in the quarter despite evidence that the U.S. economy is continuing to grow at a brisk pace and that global economic activity is beginning to improve. Transportation was one of the cyclical sectors that did perform well as the trucking stocks responded positively to upbeat economic news. Another area of positive performance was the oil-related segment of industrial services. An indication that oil prices might rise (based in part on a new OPEC output agreement) sent these very cheap stocks soaring. The best performing segment in the Portfolio was retail stores. The Portfolio's clothing stores had been out of favor relative to newer retailing concepts and Internet-shopping. However, a good holiday shopping season and strong consumer sentiment led to increased stock prices.

Two areas of the Portfolio were hurt by industry specific events. Sub-prime mortgage lenders took a double hit to earnings due to excessive loan portfolio write-offs. Declining interest rates allowed better quality borrowers to refinance, thus lowering the repayment potential of remaining loans combined with inaccurate default rate assumptions based on short experience histories. Health care providers were hurt by the uncertainty generated from changes in Medicare payment policies. Within the overall small cap market, the technology sector had the highest return with Internet stocks leading the performance. The Portfolio held a below-index weight in technology and had almost no Internet exposure as these stocks are trading at very high valuations. Therefore, the Portfolio had a lower technology return and weighting than the indices, which hurt performance relative to the benchmarks.

The continued weak performance of small cap stocks has caused many investors to question whether small cap stocks and small cap value stocks will ever return to favor. For a number of reasons, we firmly believe that small cap value stocks are well positioned to outperform in the next market cycle. First, we have seen previous periods in which large cap stocks have dominated market performance similar to the last four and a half years. These periods have always been followed by an extended run of small cap outperformance. One

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

such example is the Nifty Fifty era of the late 1960s and early 1970s. While small caps badly trailed large caps in the 1969 through 1974 period, small caps more than made up for the lagged performance in the subsequent years of 1975 through 1983.

Second, investor focus on the Internet has led to a speculative rush into Web-related stocks. While we observe that the Internet is creating some revolutionary business changes, we believe that the market has taken valuations much further than either current fundamentals or the most optimistic predictions can justify. We have seen extremely exaggerated price movements in the stocks of companies that, while only marginally related to the Internet, have somehow become the targets of Internet-investing interest. For example K-Tel and Books-a-Million, two ignored retailers, saw their stocks increase ten-fold overnight when they became the subjects of Internet stories.

Referring again to the Nifty Fifty, investors can become too focused on a single market segment and drive valuations beyond reason when talk begins of a "new era" in business and investing. Once fundamental reality reasserted itself in the early 1970s, the Nifty Fifty as a group lagged the rest of the market for a number of years. We see strong parallels between recent events and the earlier period, which reinforces our belief that small cap value stocks will again provide market leadership.

As always, we welcome the opportunity to discuss the Portfolio and this report in more detail. If you have any questions or comments, please contact us.

Henry F. Otto                         Steven M. Tonkovich
Managing Director                     Managing Director
Brandywine Asset Management, Inc.     Brandywine Asset Management, Inc.

April 26, 1999

PERFORMANCE INFORMATION

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

The following graph compares the Portfolio's total return against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the period indicated. The line for the Portfolio represents the total return after deducting all Portfolio investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the Index does not include any transaction costs associated with buying and selling securities in the Index or other administrative expenses but reflects the reinvestment of dividends and capital gains distributions.

[CHART APPEARS HERE]

                Brandywine
                Small Cap
             Value Portfolio*     Russell 2000
            (net of expenses)    Value Index/1/
Aug 98          1,000,000          1,000,000
Sep 98            848,000          1,056,500
Oct                                1,087,878
Nov                                1,117,360
Dec 98            937,464          1,152,445
Jan                                1,126,284
Feb                                1,049,359
Mar 99            856,280          1,040,754

 * Past performance is not an indicator of future results. Investment returns and principal value will fluctuate, and shares may be worth more or less at redemption than at original purchase. Performance figures include reinvestment of dividends and capital gains distributions. No adjustment has been made for any income taxes payable by shareholders. The Portfolio currently operates under an expense limitation. Without this limitation, total return would be lower.

    Mutual fund shares are not insured by the FDIC and are not deposits, obligations of or guaranteed by any bank. The Portfolio is subject to investment risks, including possible loss of principal amount invested.

/1/ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is considered to be a broad indicator of small cap value market perfomrance.

STRONG PERFORMERS FOR THE SIX MONTHS ENDED
MARCH 31, 1999*
------------------------------------------------
 1. USFreightways Corporation             +55.4%
 2. Roadway Express, Inc.                 +55.1%
 3. Brylane Inc.                          +51.6%
 4. Aviall, Inc.                          +48.5%
 5. Consolidated Freightways Corporation  +42.4%
 6. Rock-Tenn Company                     +39.0%
 7. Lone Star Steakhouse & Saloon, Inc.   +34.4%
 8. Herbalife International, Inc.         +33.1%
 9. SEACOR SMIT Inc.                      +29.7%
10. Yellow Corporation                    +28.7%

WEAK PERFORMERS FOR THE SIX MONTHS ENDED MARCH 31, 1999*
---------------------------------------------------------------------------
 1. IMC Mortgage Company                                             -92.1%
 2. Sun Healthcare Group, Inc.                                       -84.6%
 3. Southern Pacific Funding Corporation                             -72.2%
 4. Genesis Health Ventures, Inc.                                    -60.2%
 5. Titanium Metals Corporation                                      -59.3%
 6. InaCom Corp.                                                     -58.9%
 7. Nymagic, Inc.                                                    -48.8%
 8. NovaCare, Inc.                                                   -42.9%
 9. Guilford Mills, Inc.                                             -41.2%
10. Aftermarket Technology Corp.                                     -38.1%

* Securities held the entire six months

STATEMENT OF NET ASSETS

LM Institutional Fund Advisors II, Inc.

LM Value Institutional Portfolio

March 31, 1999


--------------------------------------------------------------------------------

                                                 % OF    SHARES/
                                              NET ASSETS   PAR      VALUE
                                          -----------------------------------
COMMON STOCKS AND EQUITY INTERESTS              89.9%

Advertising                                      2.4%
WPP Group plc                                            376,444 $ 3,263,717
                                                                 -----------

Automotive                                       1.6%
General Motors Corporation                                25,371   2,204,106
                                                                 -----------

Banking                                         13.3%
Bank One Corporation                                      23,962   1,319,408
BankAmerica Corporation                                   26,548   1,874,953
BankBoston Corporation                                    60,408   2,616,422
Citigroup Inc.                                            57,085   3,646,304
Fleet Financial Group, Inc.                               16,169     608,359
Lloyds TSB Group plc                                     139,727   2,113,771
The Chase Manhattan Corporation                           55,575   4,518,942
Zions Bancorporation                                      16,948   1,127,042
                                                                 -----------
                                                                  17,825,201
                                                                 -----------

Computer Services and Systems                   15.5%
Compaq Computer Corporation                               69,952   2,216,604
Dell Computer Corporation                                181,223   7,407,490A
First Data Corporation                                    20,972     896,553
Gateway 2000, Inc.                                        51,951   3,561,890A
International Business Machines Corporation               15,404   2,730,359
Storage Technology Corporation                            79,738   2,222,697A
The Learning Company, Inc.                                47,541   1,378,689A
Western Digital Corporation                               48,326     383,588A
                                                                 -----------
                                                                  20,797,870
                                                                 -----------

Electrical Equipment                             1.9%
Koninklijke (Royal) Philips Electronics N.V.              30,506   2,514,838
                                                                 -----------

Entertainment                                    2.6%
Circus Circus Enterprises, Inc.                           65,807   1,155,735A
MGM Grand, Inc.                                           31,319   1,053,101A
Mirage Resorts, Incorporated                              62,274   1,323,323A
                                                                 -----------
                                                                   3,532,159
                                                                 -----------

Finance                                          5.7%
Fannie Mae                                                38,997   2,700,542
Freddie Mac                                               24,373   1,392,308
MBNA Corporation                                          76,937   1,836,871
The Bear Stearns Companies, Inc.                          38,057   1,700,672
                                                                 -----------
                                                                   7,630,393

                                                                 -----------

LM Institutional Fund Advisors II, Inc.

LM Value Institutional Portfolio

March 31, 1999

--------------------------------------------------------------------------------

                                              % OF    SHARES/
                                           NET ASSETS   PAR      VALUE
                                          --------------------------------
COMMON STOCKS AND EQUITY INTERESTS
 (CONTINUED)

Food, Beverage and Tobacco                    1.4%
PepsiCo, Inc.                                          20,717 $   811,847
Philip Morris Companies, Inc.                          31,847   1,120,616
                                                              -----------
                                                                1,932,463
                                                              -----------

Food Merchandising                            1.4%
The Kroger Co.                                         30,466   1,824,152A
                                                              -----------

Health Care                                   3.1%
Foundation Health Systems, Inc.                       106,378   1,296,482A
United HealthCare Corporation                          53,159   2,797,492
                                                              -----------
                                                                4,093,974
                                                              -----------

Hotels and Motels                             0.6%
Hilton Hotels Corporation                              60,710     853,734
                                                              -----------

Insurance                                     5.6%
Ambac Financial Group, Inc.                            10,512     567,648
Berkshire Hathaway Inc. - Class A                          51   3,641,400A
Conseco, Inc.                                          17,051     526,450
MBIA, Inc.                                              7,309     423,922
MGIC Investment Corporation                            67,657   2,372,224
                                                              -----------
                                                                7,531,644
                                                              -----------

Manufacturing                                 1.1%
Danaher Corporation                                    28,996   1,515,041
                                                              -----------

Media                                        18.5%
America Online, Inc.                                  170,316  24,866,136A
                                                              -----------

Motion Pictures and Services                  0.3%
Metro-Goldwyn-Mayer, Inc.                              33,186     435,566A
                                                              -----------

Pharmaceuticals                               2.0%
Amgen, Inc.                                            36,560   2,737,430A
                                                              -----------

Real Estate                                   2.1%
Starwood Hotels & Resorts Worldwide, Inc.              99,930   2,854,251
                                                              -----------

Retail Sales                                  1.7%
Toys "R" Us, Inc.                                     120,816   2,272,851A
                                                              -----------

Savings and Loan                              2.0%
Washington Mutual, Inc.                                65,241   2,666,726
                                                              -----------


LM Institutional Fund Advisors II, Inc.

LM Value Institutional Portfolio

March 31, 1999

--------------------------------------------------------------------------------

                                             % OF      SHARES/
                                          NET ASSETS     PAR         VALUE
                                        ---------------------------------------
COMMON STOCKS AND EQUITY INTERESTS
 (CONTINUED)

Telecommunications                            7.1%
MCI WorldCom, Inc.                                         38,731 $  3,430,114A
Nextel Communications, Inc.                                56,179    2,057,556A
Nokia Oyj                                                  18,122    2,822,501
Telefonos de Mexico S.A. ADR                               19,330    1,266,115
                                                                  ------------
                                                                     9,576,286
                                                                  ------------

TOTAL COMMON STOCKS AND EQUITY INTERESTS
 (IDENTIFIED COST $102,542,096)                                    120,928,538
-------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS       13.0%
Freddie Mac discount notes 4.80% 4/1/99
 (Identified Cost $17,581,000)                       $ 17,581,000   17,581,000
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (IDENTIFIED COST
 $120,123,096)                              102.9%                 138,509,538
OTHER ASSETS LESS LIABILITIES                (2.9%)                 (3,960,582)
                                                                  ------------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable
 to:
 7,306,844 Institutional shares
  outstanding                                        $101,623,034
 1,182,087 Financial Intermediary shares
  outstanding                                          13,425,234
Undistributed net investment income                       127,123
Undistributed realized gain on
 investments and foreign currency
 transactions                                             987,271
Unrealized appreciation of investments
 and foreign currency translations                     18,386,294
                                                     ------------
NET ASSETS                                  100.0%                $134,548,956
                                                                  ============

NET ASSET VALUE PER SHARE:
Institutional Class                                               $      15.85
                                                                  ============
Financial Intermediary Class                                      $      15.86
                                                                  ============


--------------------------------------------------------------------------------
A Non-income producing

See Notes to Financial Statements

STATEMENT OF OPERATIONS

LM Institutional Fund Advisors II, Inc.

LM Value Institutional Portfolio


--------------------------------------------------------------------------------

                                                      FOR THE PERIOD
                                                    SEPTEMBER 22, 1998A
                                                     TO MARCH 31, 1999
                                                    -------------------
INVESTMENT INCOME:
  DividendsB                                            $   210,902
  Interest                                                  152,370
                                                        -----------
    Total income                                            363,272
                                                        -----------
EXPENSES:
  Management fee                                            140,121
  Distribution and service fees                              15,579
  Custodian fees                                             62,946
  Directors' fees                                             7,000
  Legal and audit fees                                        8,000
  Registration fees                                          28,833
  Transfer agent and shareholder servicing expense            6,351
                                                        -----------
                                                            268,830
    Less fees waived                                        (78,094)
                                                        -----------
    Total expenses, net of waivers                          190,736
                                                        -----------
NET INVESTMENT INCOME                                       172,536
                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on investments and foreign currency
   transactions                                             985,461
  Unrealized appreciation of investments and
   foreign currency translations                         18,386,294
                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS          19,371,755
                                                        -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS          $19,544,291
                                                        ===========



--------------------------------------------------------------------------------
A Commencement of operations
B Net of foreign taxes of $7,964

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

LM Institutional Fund Advisors II, Inc.

LM Value Institutional Portfolio


--------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                           SEPTEMBER 22, 1998A
                                                            TO MARCH 31, 1999
                                                           -------------------
CHANGE IN NET ASSETS:
Net investment income                                         $    172,536
Net realized gain on investments and foreign currency
 transactions                                                      985,461
Unrealized appreciation of investments and foreign
 currency translations                                          18,386,294
                                                              ------------
Increase in net assets resulting from operations                19,544,291
Distributions to shareholders from net investment income:
  Institutional Class                                             (24,640)
  Financial Intermediary Class                                    (18,963)
Increase in net assets from Fund share transactions:
  Institutional Class                                          101,608,034
  Financial Intermediary Class                                  13,425,234
                                                              ------------
Increase in net assets                                         134,533,956
NET ASSETS:
Beginning of period                                                 15,000
                                                              ------------
End of period (including undistributed net investment
 income of $127,123)                                          $134,548,956
                                                              ============



--------------------------------------------------------------------------------
A Commencement of operations


See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

LM Institutional Fund Advisors II, Inc.

LM Value Institutional Portfolio

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                         SEPTEMBER 22, 1998A OCTOBER 22, 1998A
                                          TO MARCH 31, 1999  TO MARCH 31, 1999
                                         ------------------- ------------------
                                                                 FINANCIAL
                                         INSTITUTIONAL CLASS INTERMEDIARY CLASS
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $      10.00        $     10.71
                                            ------------        -----------
Net investment income                               0.04B              0.03C
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 transactions                                       5.83               5.14
                                            ------------        -----------
Total from investment operations                    5.87               5.17
                                            ------------        -----------
Distributions to shareholders from
  net investment income                            (0.02)             (0.02)
                                            ------------        -----------
Net asset value, end of period              $      15.85        $     15.86
                                            ============        ===========
Total return                                      58.81%D            48.32%D
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets
  Expenses                                         0.75%B,E           1.00%C,E
  Net investment income                            0.84%B,E           0.43%C,E
Portfolio turnover rate                            28.6%E             28.6%E
Net assets, end of period                   $115,798,256        $18,750,700


--------------------------------------------------------------------------------
A Commencement of operations
B Net of fees waived by LMIA pursuant to a voluntary expense limitation of 0.75% until July 31, 1999. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 1.08%.
C Net of fees waived by LMIA pursuant to a voluntary expense limitation of 1.00% until July 31, 1999. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 1.33%.
D Not annualized
E Annualized

See Notes to Financial Statements

STATEMENT OF NET ASSETS

LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio

March 31, 1999


--------------------------------------------------------------------------------

                                                  % OF    SHARES/
                                               NET ASSETS   PAR      VALUE
                                           -----------------------------------
COMMON STOCKS AND EQUITY INTERESTS               94.7%

Aerospace/Defense                                 1.1%
Coltec Industries Inc.                                       500  $     9,094A
ESCO Electronics Corporation                                 200        1,800A
GenCorp Inc.                                                 300        5,400
Kaman Corporation                                            400        5,125
                                                                  -----------
                                                                       21,419
                                                                  -----------

Apparel                                           4.6%
Brylane Inc.                                                 400        9,700A
Burlington Coat Factory Warehouse Corporation                900       10,575
Footstar, Inc.                                               300        9,600A
Fruit of the Loom, Inc.                                    1,200       12,450A
Goody's Family Clothing, Inc.                                400        5,575A
Nautica Enterprises, Inc.                                  1,300       14,706A
Oxford Industries, Inc.                                      400        9,750
The Dress Barn, Inc.                                         600        8,325A
The Timberland Company                                       100        6,306A
Wolverine World Wide, Inc.                                   300        2,850
                                                                  -----------
                                                                       89,837
                                                                  -----------

Automotive                                        3.0%
Aftermarket Technology Corp.                               1,000        6,813A
Arvin Industries, Inc.                                       600       20,212
Meritor Automotive, Inc.                                   1,200       18,600
The Standard Products Company                                800       13,000
                                                                  -----------
                                                                       58,625
                                                                  -----------

Chemicals                                         6.5%
A. Schulman, Inc.                                          1,700       23,163
Ethyl Corporation                                          4,200       17,850
Georgia Gulf Corporation                                   1,600       17,900
M. A. Hanna Company                                        2,500       32,031
NL Industries, Inc.                                          800        7,200
The General Chemical Group Inc.                            1,000       13,125
Wellman, Inc.                                              1,600       14,200
                                                                  -----------
                                                                      125,469
                                                                  -----------

Commercial/Industrial Services                    4.3%
Aviall, Inc.                                               1,000       15,500A
BancTec, Inc.                                              1,000       12,312A
CDI Corp.                                                    500       12,031A
Dames & Moore Group                                          200        2,238
Fleming Companies, Inc.                                    1,900       16,269
Franklin Covey Co.                                           200        1,800A

LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio

March 31, 1999


--------------------------------------------------------------------------------

                                                   % OF    SHARES/
                                                NET ASSETS   PAR      VALUE
                                           ------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)

Commercial/Industrial Services (continued)
Kennametal Inc.                                               400  $     7,000
Knoll, Inc.                                                   300        7,387A
Olsten Corporation                                          1,000        6,188
Veritas DGC Inc.                                              200        2,838A
                                                                   -----------
                                                                        83,563
                                                                   -----------

Computer Services and Systems                      0.1%
CHS Electronics, Inc.                                         900        2,869A
                                                                   -----------

Construction and Building Materials                5.0%
D.R. Horton, Inc.                                           1,000       16,750
Del Webb Corporation                                          300        6,506
Hughes Supply, Inc.                                           600       13,650
Kaufman and Broad Home Corporation                            300        6,769
Lone Star Industries, Inc.                                  1,000       31,000
Pulte Corporation                                             300        6,244
Standard Pacific Corp.                                        400        5,150
Toll Brothers, Inc.                                           300        5,437A
U.S. Home Corporation                                         200        6,525A
                                                                   -----------
                                                                        98,031
                                                                   -----------

Consumer Durables                                  0.2%
Sola International Inc.                                       300        3,619A
                                                                   -----------

Electrical Equipment and Electronics               4.2%
AMETEK, Inc.                                                  300        5,475
Belden Inc.                                                 1,300       22,181
General Semiconductor, Inc.                                 1,800       13,050A
InaCom Corp.                                                  800        6,200A
MagneTek, Inc.                                              1,600       13,400A
Methode Electronics, Inc.                                     300        3,338
Pioneer-Standard Electronics, Inc.                          1,600       10,500
UCAR International, Inc.                                      500        7,062A
                                                                   -----------
                                                                        81,206
                                                                   -----------

Entertainment and Leisure                          1.9%
Arctic Cat Inc.                                             2,100       20,869
Boyd Gaming Corporation                                     1,000        4,250A
Lakes Gaming, Inc.                                            525        4,298A
Midway Games Inc.                                             500        4,344A
Prime Hospitality Corp.                                       400        3,975A
                                                                   -----------
                                                                        37,736
                                                                   -----------


LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio

March 31, 1999

--------------------------------------------------------------------------------

                                                   % OF    SHARES/
                                                NET ASSETS   PAR      VALUE
                                           ------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)

Financial Services                                 3.9%
Advanta Corp.                                               1,900  $    21,019
AMRESCO, INC.                                               1,100        8,456A
ARM Financial Group, Inc.                                     600        8,963
Downey Financial Corp.                                        500        9,156
Fidelity National Financial, Inc.                             500        7,500
FirstFed Financial Corp.                                      400        6,425A
IMC Mortgage Company                                        1,500          234A
Interpool, Inc.                                               700        9,450
Resource Bancshares Mortgage Group, Inc.                      300        3,863
Southern Pacific Funding Corporation                        1,000          156A
                                                                   -----------
                                                                        75,222
                                                                   -----------

Food, Beverage and Tobacco                         1.8%
General Cigar Holdings, Inc.                                  400        3,725A
Herbalife International, Inc.                               1,500       18,469
M&F Worldwide Corp.                                           500        3,500A
Schweitzer-Mauduit International, Inc.                        100        1,150
Universal Corporation                                         300        7,669
                                                                   -----------
                                                                        34,513
                                                                   -----------

Gas/Pipeline                                       8.5%
Cooper Cameron Corporation                                    400       13,550A
Marine Drilling Companies, Inc.                             1,300       14,300A
National-Oilwell, Inc.                                        600        6,938A
Oceaneering International, Inc.                             1,100       16,637A
Pride International, Inc.                                   2,500       20,625A
R&B Falcon Corporation                                      1,400       12,337A
Rowan Companies, Inc.                                         500        6,344A
SEACOR SMIT Inc.                                              700       37,669A
Tidewater Inc.                                                300        7,762
Tuboscope Inc.                                              2,300       20,700A
Varco International, Inc.                                     800        8,900A
                                                                   -----------
                                                                       165,762
                                                                   -----------

Health Care                                        2.3%
Beverly Enterprises, Inc.                                   1,900        9,738A
First Health Group Corp.                                      500        8,031A
Genesis Health Ventures, Inc.                               1,800        8,775A
Integrated Health Services, Inc.                              600        3,300A
NovaCare, Inc.                                                700        1,225A
Quorum Health Group, Inc.                                   1,200       12,000A
Sun Healthcare Group, Inc.                                    700          700A
                                                                   -----------
                                                                        43,769
                                                                   -----------

LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio

March 31, 1999


--------------------------------------------------------------------------------

                                                   % OF    SHARES/
                                                NET ASSETS   PAR      VALUE
                                           ------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)

Industrial                                         6.5%
ACX Technologies, Inc.                                        500  $     6,563A
AGCO Corporation                                            4,700       30,844
Applied Industrial Technologies, Inc.                         300        3,338
Flowserve Corporation                                         900       14,006
Milacron Inc.                                               2,000       31,500
Regal-Beloit Corporation                                    1,000       18,062
Stewart & Stevenson Services, Inc.                            400        3,075
Watts Industries, Inc.                                      1,400       18,987
                                                                   -----------
                                                                       126,375
                                                                   -----------

Insurance                                          8.2%
Acceptance Insurance Companies Inc.                         1,100       14,850A
AmerUs Life Holdings, Inc.                                    400        9,600
Capital Re Corporation                                        400        6,900
Chartwell Re Corporation                                      100        1,725
Foremost Corporation of America                             1,400       28,175
Liberty Financial Companies, Inc.                             400        9,425
MMI Companies, Inc.                                           900       13,838
Nymagic, Inc.                                                 500        6,500
Orion Capital Corporation                                     200        6,250
Reliance Group Holdings Incorporated                        1,900       14,369
Selective Insurance Group, Inc.                             1,500       26,437
The Commerce Group, Inc.                                      900       22,106
                                                                   -----------
                                                                       160,175
                                                                   -----------

Metals and Mining                                  7.5%
Armco Inc.                                                  8,100       35,944A
Carpenter Technology Corporation                              300        7,781
Citation Corporation                                          900        9,225A
Cleveland-Cliffs Inc.                                         600       20,437
Commercial Metals Company                                     400        8,000
Intermet Corporation                                        1,300       17,388
Metals USA, Inc.                                              600        5,250A
National Steel Corporation                                  2,200       18,150
Quanex Corporation                                            100        1,550
RTI International Metals, Inc.                                200        1,875A
Texas Industries, Inc.                                        300        7,444
Titanium Metals Corporation                                 1,600        9,200
Wyman-Gordon Company                                          500        4,625A
                                                                   -----------
                                                                       146,869
                                                                   -----------


LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio

March 31, 1999


--------------------------------------------------------------------------------

                                                   % OF    SHARES/
                                                NET ASSETS   PAR      VALUE
                                           ------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)

Miscellaneous Manufacturing                        4.5%
Columbus McKinnon Corporation                                 100  $     2,013
Fleetwood Enterprises, Inc.                                   300        8,587
Griffon Corporation                                           400        2,750A
Hexcel Corporation                                          1,800       12,712A
Justin Industries, Inc.                                       300        3,300
Mark IV Industries, Inc.                                      400        5,225
MascoTech, Inc.                                               600        9,300
Robbins & Myers, Inc.                                         100        1,725
RPC, Inc.                                                     400        2,575
Standex International Corporation                             100        2,188
The Dexter Corporation                                      1,200       37,800
                                                                   -----------
                                                                        88,175
                                                                   -----------

Process Industries                                 4.4%
Buckeye Technologies Inc.                                   1,100       15,400A
P.H. Glatfelter Company                                     1,000       11,188
Rock-Tenn Company                                           1,700       26,137
Silgan Holdings Inc.                                        1,000       16,687A
The Timken Company                                          1,000       16,250
                                                                   -----------
                                                                        85,662
                                                                   -----------

Restaurants                                        1.8%
Host Marriott Services Corporation                            600        4,050A
Landry's Seafood Restaurants, Inc.                          1,500        9,609A
Lone Star Steakhouse & Saloon, Inc.                         2,000       20,500A
                                                                   -----------
                                                                        34,159
                                                                   -----------

Retail                                             0.6%
Cole National Corporation                                     100        1,825A
General Nutrition Companies, Inc.                             600        8,400A
Oneida Ltd.                                                   100        1,700
                                                                   -----------
                                                                        11,925
                                                                   -----------

Technology                                         0.4%
Tech Data Corporation                                         300        6,881A
                                                                   -----------

Textiles                                           2.8%
Burlington Industries, Inc.                                 3,100       20,538A
Guilford Mills, Inc.                                        1,300       11,375
Interface, Inc.                                             1,000        9,625
Unifi, Inc.                                                 1,000       12,750
                                                                   -----------
                                                                        54,288
                                                                   -----------


LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio

March 31, 1999


--------------------------------------------------------------------------------

                                              % OF     SHARES/
                                           NET ASSETS    PAR         VALUE
                                           -----------------------------------
COMMON STOCKS AND EQUITY INTERESTS
 (CONTINUED)

Transportation                                 7.6%
America West Holdings Corporation                            500  $     9,531A
Arnold Industries, Inc.                                    1,900       28,262
Consolidated Freightways Corporation                       1,200       14,100A
Offshore Logistics, Inc.                                   1,100       12,788A
Roadway Express, Inc.                                      1,000       17,063
USFreightways Corporation                                  1,300       42,737
Yellow Corporation                                         1,400       24,325A
                                                                  -----------
                                                                      148,806
                                                                  -----------

Utilities                                      3.0%
El Paso Electric Company                                   3,000       22,875A
Public Service Company of New Mexico                       2,100       35,700
                                                                  -----------
                                                                       58,575
                                                                  -----------

TOTAL COMMON STOCKS AND EQUITY INTERESTS
 (IDENTIFIED COST $2,205,115)                                       1,843,530
------------------------------------------------------------------------------

REPURCHASE AGREEMENTS                          9.8%
State Street Bank & Trust Company
 3.50%, dated 3/31/99, to be repurchased
 at $190,018 on 4/1/99 (Collateral:
 $200,000 Sallie Mae Student Loan-backed
 notes, 5.13% due 10/25/10, value
 $198,271)
TOTAL REPURCHASE AGREEMENTS
 (IDENTIFIED COST $190,000)                           $  190,000      190,000
------------------------------------------------------------------------------

TOTAL INVESTMENTS (IDENTIFIED COST
 $2,395,115)                                 104.5%                $2,033,530



OTHER ASSETS LESS LIABILITIES                 (4.5%)                  (87,933)
                                                                  -----------


NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
 227,659 Institutional shares outstanding             $2,245,223
Undistributed net investment income                        3,067
Undistributed net realized gain on
 investments                                              58,892
Unrealized depreciation of investments                  (361,585)
                                                      ----------
NET ASSETS                                   100.0%                $1,945,597
                                                                  ===========

NET ASSET VALUE PER SHARE                                               $8.55
                                                                  ===========


--------------------------------------------------------------------------------
A Non-income producing

See Notes to Financial Statements

STATEMENT OF OPERATIONS

LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio


--------------------------------------------------------------------------------

                             FOR THE PERIOD
                            AUGUST 17, 1998A
                            TO MARCH 31, 1999
                            -----------------
INVESTMENT INCOME:
  Dividends                     $  15,330
  Interest                          2,908
                                ---------
    Total income                   18,238
EXPENSES:
  Management fee                    7,607
  Custodian fees                   37,965
  Directors' fees                   7,000
  Legal and audit fees             20,000
  Registration expense              2,313
  Reports to shareholders             126
  Transfer agent and
   shareholder servicing
   expense                            731
                                ---------
                                   75,742
    Less fees waived and
     expenses reimbursed          (65,794)
                                ---------
    Total expenses, net of
     fees waived and
     expenses reimbursed            9,948
                                ---------
NET INVESTMENT INCOME               8,290
                                ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain on
   investments                     58,892
  Unrealized depreciation
   of investments                (361,585)
                                ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                     (302,693)
                                ---------
DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS      $(294,403)
                                =========




--------------------------------------------------------------------------------
A Commencement of operations

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio



--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                              AUGUST 17, 1998A
                                                              TO MARCH 31, 1999
                                                              -----------------
CHANGE IN NET ASSETS:
Net investment income                                            $    8,290
Net realized gain on investments                                     58,892
Unrealized depreciation of investments                             (361,585)
                                                                 ----------
Increase in net assets resulting from operations                   (294,403)
Distributions to shareholders from net investment income             (5,223)
Increase in net assets from Fund share transactions               2,230,223
                                                                 ----------
Increase in net assets                                            1,930,597
NET ASSETS:
Beginning of period                                                  15,000
                                                                 ----------
End of period (including undistributed net investment income
 of $3,067)                                                      $1,945,597
                                                                 ==========




--------------------------------------------------------------------------------
A Commencement of operations




See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

LM Institutional Fund Advisors II, Inc.

Brandywine Small Cap Value Portfolio

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

-------------------------------------------------------------------------------

                                                           FOR THE PERIOD
                                                          AUGUST 17, 1998A
                                                          TO MARCH 31, 1999
                                                          -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $    10.00
                                                             ----------
Net investment incomeB                                             0.04
Net realized and unrealized gain (loss) on investments            (1.47)
                                                             ----------
Total from investment operations                                  (1.43)
                                                             ----------
Distributions to shareholders from net investment income          (0.02)
                                                             ----------
Net asset value, end of period                               $     8.55
                                                             ==========
Total return                                                    (14.38)%C
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets
  ExpensesB                                                        0.85%D
  Net investment incomeB                                           0.71%D
Portfolio turnover rate                                           45.05%D
Net assets, end of period                                    $1,945,597



-------------------------------------------------------------------------------
A Commencement of operations
B Net of fees waived and expenses reimbursed by LMIA pursuant to a voluntary expense limitation of 0.85% until July 31, 1999. If no fees had been waived and expenses reimbursed by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 6.47%.
C Not annualized
D Annualized

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

LM Institutional Fund Advisors II, Inc.


1. SIGNIFICANT ACCOUNTING POLICIES
LM Institutional Fund Advisors II, Inc. ("Corporation"), consisting of the LM Value Institutional Portfolio ("Value Institutional") and the Brandywine Small Cap Value Portfolio ("Brandywine Small Cap") (each a "Portfolio"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each Portfolio consists of two classes of shares: Institutional Class, offered since September 22, 1998 for Value Institutional and since August 17, 1998 for Brandywine Small Cap, and Financial Intermediary Class, which commenced operations October 22, 1998 for Value Institutional. The income and expenses for each Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to the Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities, for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

FOREIGN CURRENCY TRANSLATION
The Portfolios may invest in foreign securities. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

(ii) purchase and sales of investment securities, interest and dividend income and expenses at the rate of exchange prevailing on the respective date of such transactions.

The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS
Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.

Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Institutional and annually for Brandywine Small Cap. Distributions from net capital gains, if available, will be made annually for both Value Institutional and Brandywine Small Cap. Additional distributions will be made when necessary.

INVESTMENT TRANSACTIONS
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 1999, $7,589,078 was payable for securities purchased but not yet received for Value Institutional and $119,768 for Brandywine Small Cap. At March 31, 1999, $555,034 was receivable for securities sold but not yet delivered for Value Institutional.

REPURCHASE AGREEMENTS
All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Portfolios' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Portfolios' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios' enter into repurchase agreements to evaluate potential risks.

FEDERAL INCOME TAXES
No provision for federal income or excise taxes has been made since the Portfolios intend to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

LM Institutional Fund Advisors II, Inc.



USE OF ESTIMATES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT TRANSACTIONS
For the period ended March 31, 1999, investment transactions (excluding short-term investments) were as follows:

                                    PROCEEDS
                       PURCHASES   FROM SALES
---------------------------------------------
Value Institutional   $108,309,409 $6,754,583
Brandywine Small Cap     2,645,043    498,820

At March 31, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Portfolio were as follows:

                          COST     APPRECIATION (DEPRECIATION)     NET
---------------------------------------------------------------------------
Value Institutional   $120,198,689 $20,211,209   $(1,749,322)  $18,461,887
Brandywine Small Cap     2,395,115      81,253       (442,837)    (361,585)

3. TRANSACTIONS WITH AFFILIATES
Each Portfolio has a management agreement with LM Institutional Advisors, Inc. ("Manager"). Pursuant to their respective agreements, the Manager provides the Portfolios with management and administrative services for which each Portfolio pays a fee, computed daily and payable monthly at an annual rate of 0.60% and 0.65% of the average daily net assets of Value Institutional and Brandywine Small Cap, respectively.

The Manager has agreed to waive its fees and reimburse expenses in any month to the extent a Portfolio's expenses during the month (exclusive of taxes, interest, brokerage and extraordinary expense) exceed annual rates of that Portfolio's average daily net assets as follows: 0.75% for Value Institutional Institutional Class, 1.00% for Value Institutional Financial Intermediary Class and 0.85% for Brandywine Small Cap, until July 31, 1999. For the period ended March 31, 1999, management fees of $78,094 and $7,607 were waived and expenses of $0 and $58,187 were reimbursed for Value Institutional and Brandywine Small Cap, respectively. At March 31, 1999, $26,630 was due to the Manager by Value Institutional and $58,187 was due from the Manager to Brandywine Small Cap. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager and the Advisers to the extent that from time to time during the next three fiscal years, the repayment will not cause a Portfolio's expenses to exceed the limit, if any, imposed by the Manager and the Advisers at that time.

Legg Mason Fund Adviser, Inc. ("LMFA") serves as investment adviser to Value Institutional. LMFA is responsible for the actual investment activity of the Portfolio. The Manager pays LMFA a fee for its services at an annual rate equal to 0.55% of the Portfolio's average daily net assets.

Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to Brandywine Small Cap. Brandywine is responsible for the actual investment activity of the Portfolio. The Manager pays Brandywine a fee for its services at an annual rate equal to 0.60% of the Portfolio's average daily net assets.

Legg Mason Wood Walker, Incorporated ("LMWW"), a member of the New York Stock Exchange, serves as distributor of the Portfolios. LMWW will receive from each Portfolio an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Portfolio, computed daily and payable monthly. At March 31, 1999 distribution and service fees due to LMWW were $3,784 for Value Institutional.

No brokerage commissions were paid to LMWW or its affiliates during the period ended March 31, 1999.

LMFA, Brandywine, LMWW and the Manager are wholly owned subsidiaries of Legg Mason, Inc.

LM Institutional Fund Advisors II, Inc.



4. LINE OF CREDIT
Each Portfolio, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Portfolio is liable only for principal and interest payments related to borrowings made by that Portfolio. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the period ended March 31, 1999, the Portfolios had no borrowings under the line of credit.

5. FUND SHARE TRANSACTIONS
At March 31, 1999, there were seven billion shares authorized at $0.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                REINVESTMENT
                                SOLD          OF DISTRIBUTIONS       REPURCHASED              NET CHANGE
                  -----------------------------------------------------------------------------------------
                        SHARES      AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT      SHARES      AMOUNT
--------------------------------------------------------------------------------------------------------------
VALUE INSTITUTIONAL:
 Institutional Class
 Period ended
 March 31, 1999A       7,697,105 $107,068,729   1,709  $  20,661 (393,470) $(5,481,356) 7,305,344 $101,608,034
 Financial
 Intermediary Class
 Period ended
 March 31, 1999B       1,283,831 $ 14,522,075     742  $   8,987 (102,486) $(1,105,828) 1,182,087 $ 13,425,234
BRANDYWINE SMALL CAP:
 Institutional Class
 Period ended
 March 31, 1999C         225,568 $  2,225,000     591  $   5,223      - -  $       - -    226,159 $  2,230,223
--------------------------------------------------------------------------------------------------------------

ASeptember 22, 1998 (commencement of operations) to March 31, 1999 BOctober 22, 1998 (commencement of operations) to March 31, 1999
CAugust 17, 1998 (commencement of operations) to March 31, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Directors
Legg Mason Institutional Fund Advisors II, Inc.

We have audited the accompanying statements of net assets of Legg Mason Institutional Fund Advisors II, Inc. (the "Corporation") (comprised of the LM Value Institutional Portfolio and the Brandywine Small Cap Value Portfolio) as of March 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Legg Mason Institutional Fund Advisors II, Inc. at March 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
May 6, 1999

                      [This page intentionally left blank]

LM INSTITUTIONAL FUND ADVISORS II, INC.

Investment Manager
LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Investment Advisers
Legg Mason Fund Adviser, Inc.
100 Light Street
Baltimore, Maryland 21202

Brandywine Asset Management, Inc.
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, Delaware 19801




    This report is not to be distributed unless preceded or accompanied by a prospectus.

                   Legg Mason Wood Walker, Inc., Distributor